UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 23, 2014

Body Central Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34906 (Commission File Number)	14-1972231 (IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (904) 737-0811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 23, 2014,  Body Central Corp. (the “Company”), and several of its wholly-owned subsidiaries, (together, the “Loan Parties”) entered into a forbearance and modification agreement (the “Forbearance Agreement”) with several lenders (the “Lenders”) and Crystal Financial LLC, in its capacities as administrative agent and collateral agent (the “Agent”) under the Credit Agreement, by and among the Loan Parties, the Lenders and the Agent dated as of February 6, 2014 (the “Credit Agreement”).

Under the terms of the Forbearance Agreement, the Lenders agreed to forbear from exercising their rights and remedies from June 23, 2014 (the “Forbearance Effective Date”) until June 27, 2014 at 6:00 pm EST (together, with the Forbearance Effective Date, the “Forbearance Period”) with regard to certain potential events of default under the Credit Agreement.

The original Credit Agreement included a secured term loan of $12,000,000 and a revolving line of credit of $5,000,000.  As of the Forbearance Effective Date, the Company’s revolving line of credit increased from $5,000,000 to $17,000,000 and the Company fully prepaid its term loan in cash. During the Forbearance Period, the Loan Parties agreed to comply with the terms, covenants and provisions in the Credit Agreement and related documents, as amended by the Forbearance Agreement.  The Forbearance Agreement amends the Credit Agreement to, among other things, to exclude certain representations as conditions precedent to borrowing during the Forbearance Period and to establish that the early termination fee (“Early Termination Fee”) payable under the original Credit Agreement as of June 23, 2014 equals $775,480, as adjusted for interest paid under the Credit Agreement after June 23, 2014, and is payable upon the expiration of the Forbearance Period if an event of default exists on such date.

There can be no assurance that the Company will be able to comply with the terms and conditions set forth in the Forbearance Agreement, particularly those that are outside of the Company’s exclusive control.

The description of the Forbearance Agreement contained in this Item 1.01 to the Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Forbearance Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to the Forberance Agreement is incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1                                                The Forbearance and Modification Agreement, dated June 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

	By:	/s/ Timothy J. Benson
Timothy J. Benson
Senior Vice President, Finance and Secretary
June 27, 2014